Helius Medical Technologies Restates and Re-files
Historical Financial Statements

NEWTOWN, PA – January 11, 2016 – Helius Medical Technologies, Inc. (CSE: HSM) (OTCQB: HSDT) (“HMT”, or the “Company”) – The Company is issuing the following press release to clarify its disclosure.

Restated Financial Statements

The Company has restated its audited annual financial statements for the fiscal year ended March 31, 2015, and its interim financial statements for the periods ended June 30, 2015 and September 30, 2015 (collectively, the “Restated Financial Statements”) in order to reflect the correction of an error in the re-measurement of unvested non-employee stock option awards. The Company is filing amended versions of its Annual Report on Form 10-K for the fiscal year ended March 31, 2015, originally filed on June 29, 2015, and its Quarterly Reports on Form 10-Q for the interim periods ended June 30, 2015 and September 30, 2015, originally filed on August 14, 2015 and November 16, 2015, respectively, with the Restated Financial Statements and corresponding changes to the management’s discussion and analysis for the above-noted periods and other portion of such filings.

Previously, the Company had recorded the stock-based compensation for the fiscal year ended March 31, 2015 and the interim periods ended June 30, 2015 and September 30, 2015 based on the fair value of the awards on their respective grant dates. Under the provisions of ASC 505-50, the Company is required to measure stock-based compensation at the earlier of the performance commitment date or the date that the services have been completed. A performance commitment date exists only when the counterparty has sufficient disincentive not to complete. Otherwise, the Company is required to re-measure unvested non-employee options at their respective fair values until the services have been completed or once the options have vested. Under the terms of the Company’s stock option awards to non-employees, there were no performance disincentives. As a result, the Company is required to re-measure its non-employee awards until they have vested.

As a result of the restatements, adjustments made to the Company’s financial statements for the year ended March 31, 2015 are shown in Exhibit 1 to this news release. Adjustments made to the Company’s financial statements for the interim period ended June 30, 2015 are shown in Exhibit 2, and adjustments made to the Company’s financial statements for the interim period ended September 30, 2015 are shown in Exhibit 3.

About Helius Medical Technologies (HMT)

Helius Medical Technologies is a medical technology company focused on neurological wellness. HMT seeks to develop, license and acquire unique and non-invasive platform technologies that amplify the brain’s ability to heal itself. HMT intends to file for U.S. Food and Drug Administration clearance for the PoNS™ device. For more information, please visit www.heliusmedical.com. The contents of this website are not, and should not be deemed to be, incorporated by reference herein.

Cautionary Disclaimer Statement:

The Canadian Securities Exchange has not reviewed and does not accept responsibility for the adequacy or accuracy of the content of this news release.

Forward-looking statements are often identified by terms such as “will”, “may”, “should”, “anticipate”, “expects” and similar expressions. All statements other than statements of historical fact, included in this release are forward-looking statements that involve risks and uncertainties. There can be no assurance that such statements will prove to be accurate and actual results and future events could differ materially from those anticipated in such statements. Important factors that could cause actual results to differ materially from the Company’s expectations include the failure to satisfy the conditions of the Canadian Securities Exchange and other risks detailed from time to time in the filings made by the Company with securities regulations.

The reader is cautioned that assumptions used in the preparation of any forward-looking information may prove to be incorrect. Events or circumstances may cause actual results to differ materially from those predicted, as a result of numerous known and unknown risks, uncertainties, and other factors, many of which are beyond the control of the Company. The reader is cautioned not to place undue reliance on any forward-looking information. Such information, although considered reasonable by management at the time of preparation, may prove to be incorrect and actual results may differ materially from those anticipated. Forward-looking statements contained in this news release are expressly qualified by this cautionary statement. The forward-looking statements contained in this news release are made as of the date of this news release and the Company will update or revise publicly any of the included forward-looking statements as expressly required by applicable law.

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Contact:

Corporate Contact:

Phil Deschamps
614-596-2597
pdeschamps@heliusmedical.com

Investor Relations:

778-588-7144
info@heliusmedical.com

Media Contact:

Becky Kern
914-772-2310
media@heliusmedical.com

Exhibit 1 – Adjustments to March 31, 2015 financial statements

	As Originally Reported	Adjustment	As Restated

Consulting fees	$1,085,606	$272,464	$1,358,070

Research & development expenses	$3,828,775	$671,298	$4,500,073

Net loss for the year	$8,894,555	$943,762	$9,838,317

Comprehensive loss for the year	$9,866,195	$943,762	$10,809,957

Basic and diluted loss per share	$(0.16)	$(0.01)	$(0.17)

Additional paid-in capital	1,490,790	$943,762	$2,434,552

Accumulated deficit	$(18,479,689)	$(943,762)	(19,423,451)

Exhibit 2 – Adjustments to June 30, 2015 financial statements

	June 30, 2015
	As originally reported	Adjustment	As restated
Consulting fees	$142,822	($36,835)	$105,987
Research and development	$1,386,676	$(15,750)	$1,370,926
Wages and salaries	$439,065	$53,362	$492,427

Change in fair value of derivative liability	$(178,378)	$583,850	$405,472
Net loss for the year	$(3,094,854)	$583,073	$(2,511,781)

Comprehensive loss for the year	$(3,054,228)	$583,073	$(2,471,155)

Basic and diluted loss per share	$(0.05)	$0.01	$(0.04)

Additional paid-in capital	$1,713,992	$360,689	$2,074,681
Accumulated deficit	$(21,574,543)	$(360,689)	$(21,935,232)

	June 30, 2014
	As originally reported	Adjustment	As restated
Consulting fees	$200,849	$(149,526)	$51,323
Research and development	$653,259	$97,095	$750,354
Wages and salaries	$170,981	$47,630	$218,611

Net loss for the year	$(1,568,754)	$4,801	$(1,563,953)

Comprehensive loss for the year	$(1,462,695)	$4,801	$(1,457,894)

Basic and diluted loss per share	$(0.04)	$-	$(0.04)

Exhibit 3 – Adjustments to September 30, 2015 financial statements

	Three months ended September 30, 2015
	As Originally Reported	Adjustment	As Restated
Consulting fees	$20,199	$(45,191)	$(24,992)
Research and development	243,262	$(241,731)	$1,531
Wages and salaries	$223,349	$(48,998)	$174,351

Net income (loss) for the period	$1,039,361	$335,920	$1,375,281

Comprehensive income (loss) for the period	$475,078	$332,684	$807,762

Basic and diluted loss per share	$(0.02)	$-	$(0.02)

	Six months ended September 30, 2015
	As Originally Reported	Adjustment	As Restated
Consulting fees	$163,021	$(82,026)	$80,995
Research and development	1,629,938	$(257,481)	$1,372,457
Wages and salaries	$662,414	$4,364	$666,778
Change in fair value of derivative liability	$(1,305,796)	$(583,850)	$(1,889,646)

Net income (loss) for the period	$(2,055,493)	$918,993	$(1,136,500)

Comprehensive income (loss) for the period	$(2,582,386)	$918,993	$(1,663,393)

Basic and diluted loss per share	$(0.03)	$0.01	$(0.02)

	As at September 30, 2015
	As Originally Reported	Adjustment	As Restated
Additional paid-in capital	$1,819,735	$24,769	$1,844,504

Accumulated deficit	$(20,535,182)	$(24,769)	$(20,559,951)

	Three months ended September 30, 2014
	As Originally Reported	Adjustment	As Restated
Consulting fees	$36,013	$179,017	$215,030
Research and development	$1,062,927	$191,259	$1,254,186
Wages and salaries	$295,017	$38,628	$333,645

Net income (loss) for the period	$(3,347,223)	$(408,904)	$(3,756,127)

Comprehensive income (loss) for the period	$(3,140,437)	$(408,904)	$(3,549,341)

Basic and diluted loss per share	$(0.05)	$(0.01)	$(0.06)

	Six months ended September 30, 2014
	As Originally Reported	Adjustment	As Restated
Consulting fees	$236,862	$29,491	$266,353
Research and development	$1,716,186	$288,354	$2,004,540
Wages and salaries	$465,998	$86,258	$552,256

Net loss for the period	$(4,915,977)	$(404,103)	$(5,320,080)

Comprehensive loss for the period	$(4,603,132)	$(404,103)	$(5,007,235)

Basic and diluted loss per share	$(0.10)	$-	$(0.10)